Certain portions of this exhibit (indicated by “[*****]”) have been omitted pursuant to Item 601(b)(10) of Regulation S-K.

AMENDMENT NO. 1, dated as of February 2, 2022, to Convertible Senior Secured Delayed-Draw Credit Agreement, dated as of September 1, 2021 (as amended and supplemented from time to time, the “Credit Agreement”), by and among Atlas Financial Holdings, Inc., American Insurance Acquisition Inc., Anchor Group Management Inc., Anchor Holdings Group, Inc, optOn Digital IP Inc., optOn Insurance Agency Inc., Plainview Premium Finance Company, Inc., jointly and severally, the Lenders party thereto from time to time, and Sheridan Road Partners, LLC, as Administrative Agent.
The parties hereby agree as follows:
1. Definitions, Etc. All terms used herein, unless otherwise defined, shall have the meanings ascribed thereto in the Credit Agreement. References to “Sections” in this letter are references to Sections of the Credit Agreement.
2. Amendment. The Credit Agreement is hereby amended by deleting Section 6.11(k) (Organization Documents) and replacing it in its entirety as follows (newly added language in bold italics):
(k) Organization Documents. No Credit Party shall permit any or agree to any amendment, restatement, supplement or other modification to, or waiver of, any of its Organization Documents after the Closing Date in a manner that would adversely affect in any material respect the ability of such Credit Party to perform its obligations under the Credit Documents or adversely affect in any material respect the rights, remedies and benefits available to, or conferred upon, the Administrative Agent and any Lender under any Credit Document (it being understood that unless agreed in writing by the Lenders in advance, any amendment, restatement, supplement or other modification to any of the Credit Parties’ respective Organization Documents that would have the effect of issuing, reserving or authorizing any new class of stock or other ownership interests other than such classes as were authorized as of the Closing Date (and in the case of AFHI, any stock or other ownership interests other than the AFHI Common Stock) shall be deemed to be material and adverse to the Administrative Agent and the Lenders in violation of this Section 6.11(k)).
3. Miscellaneous.
(a)Except as expressly provided in this Amendment No. 1 and in the letters, dated as of September 30, 2021 and January 1, 2022, respectively(the “Waiver Letters”), from the Administrative Agent to the Credit Parties, the Credit Documents shall remain unmodified and in full force and effect.
(b)From and after the date hereof, all references to the Credit Agreement in the Credit Documents hall be deemed references to the Credit Agreement as amended and supplemented by this Amendment No. 1 and the Waiver Letters.
(c)This Amendment No. 1 is a Credit Document and the provisions of Sections 9.11, 9.14, 9.15, 9.16, 9.19 and 9.20 are incorporated herein by reference adjusted mutatis mutandis so that references to the Credit Agreement shall be deemed references to this Amendment No.1.
IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed and delivered as of the date first above written.

ATLAS FINANCIAL HOLDINGS, INC.,
a Cayman Islands exempted company limited by shares
By:    /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
ANCHOR GROUP MANAGEMENT INC.,
a New York corporation
By:     /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
optON DIGITAL IP INC.,
a Delaware corporation
By:     /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
UBI HOLDINGS INC.,
a Delaware corporation
By:     /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO

AMERICAN INSURANCE ACQUISITION INC., a Delaware corporation
By:     /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
ANCHOR HOLDINGS GROUP, INC.,
a New York corporation
By:     /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
optON INSURANCE AGENCY INC.,
a Delaware corporation
By:     /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
PLAINVIEW PREMIUM FINANCE COMPANY, INC., a Delaware corporation

By:     /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO

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[Lender Signature Pages Omitted]